                                                                     Exhibit 11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Legal Counsel and Independent Auditors" and to the use of our report dated December 19, 1995, in this Registration Statement (Form N-1A 33-98310) of Needham Growth Fund, a portfolio of The Needham Funds, Inc.




                                        ERNST & YOUNG LLP


New York, New York
December 19, 1995